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                                                                 Exhibit 10.30

                                VOTING AGREEMENT

         THIS AGREEMENT is made as of the ___th day of ________, 2000 by and among ValueClick, Inc., a Delaware corporation (the "COMPANY"), Michael J. Bueno, Brian Coryat, Steven J. Umberger and James R. Zarley (together the "STOCKHOLDERS") and DoubleClick Inc., a Delaware corporation (the "INVESTOR").

         1. AGREEMENT TO VOTE. During the term of this Agreement, the Stockholders agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "SHARES"), at any regular or special meeting of stockholders of the Company, or, in lieu of any such meeting, to give their written consent, as provided in paragraph 2 below.

         2. VOTING EVENTS. If there shall be submitted to the stockholders of the Company any proposal concerning: the election or removal of directors of the Company, then the Stockholders shall vote or act with respect to the Shares in the manner provided below:

         With respect to the designee(s) to be selected by the Investor, the Stockholders agree that they will vote all of their Shares in favor of:

               (a) 2 designees of the Investor upon the effective date of this Agreement; PROVIDED HOWEVER, that if the Company's Board of Directors shall consist of more than 9 members, then the number of Investor designees shall be proportional to Investor's equity ownership in the Company rounded down to the nearest whole number; and PROVIDED FURTHER, that if the number of shares of Company Common Stock held by the Investor decreases below 22 percent, then the number of Investor designees shall be decreased to be proportional to Investor's equity ownership in the Company rounded down to the nearest whole number;

               (b) 3 designees of the Investor upon the exercise in full by the Investor of the Common Stock Purchase Warrant dated ________, 2000; PROVIDED HOWEVER, that if the Company's Board of Directors shall consist of more than 9 members, then the number of Investor designees shall be proportional to Investor's equity ownership in the Company rounded down to the nearest whole number; and PROVIDED FURTHER, that if the number of shares of Company Common Stock held by the Investor decreases below 33 percent, then the number of Investor designees shall be decreased to be proportional to Investor's equity ownership in the Company rounded down to the nearest whole number; and

               (c) 1 designee of the Investor so long as Investor holds at least 10% of the Company's outstanding capital stock (on a fully diluted basis), as adjusted for stock split, stock dividends, stock combinations and the like.

A vote taken to remove any director elected pursuant to this Section 2.1, or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 2.1, shall also be subject to the relevant provisions of this Section 2.1.


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         3. SUCCESSORS IN INTEREST. The provisions of this Agreement shall be binding upon the successors in interest of the Investor and Stockholders to any of the Shares, so long as such successor holds at least 5% of the fully diluted outstanding shares of the Company's Common Stock. The Company shall not permit the transfer of any Shares on its books or issue a new certificate representing any shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, satisfactory in form and substance to the nontransferring Investors and Stockholders, as the case may be, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was an Investor or Stockholder, as the case may be, hereunder.

         4. LEGEND. Each certificate representing any Shares shall be endorsed by the Company with a legend reading as follows:

                  THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, DATED AS OF ___________, 2000 (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING AN INTEREST CONSTITUTING 5% OR MORE OF THE THEN OUTSTANDING VOTING SECURITIES OF THE COMPANY, SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

This legend shall be removed upon the sale of the Shares evidenced thereby through a broker-dealer sale or through a registered offering.

         5. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) Stockholders holding a majority of the Shares held by all Stockholders and (ii) Investors holding a majority of the Shares held by all the Investors.

         6. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

         8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties thereto.

                                     -2-
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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year herein above first written.



                                 COMPANY:


                                 VALUECLICK, INC


                                 By:
                                       --------------------------------------
                                 Name:
                                       --------------------------------------
                                 Its:
                                       --------------------------------------


                                 STOCKHOLDERS:

                                 --------------------------------------
                                 Michael J. Bueno

                                 --------------------------------------
                                 Brian Coryat

                                 --------------------------------------
                                 Steve J. Umberger

                                 --------------------------------------
                                 James R. Zarley


                                 INVESTOR:

                                 DOUBLECLICK INC.

                                 By:
                                       --------------------------------------
                                 Name:
                                       --------------------------------------
                                 Its:
                                       --------------------------------------


                      [Signature Page to Voting Agreement]